SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 10, 2014

Date of Report (Date of earliest event reported)

Discovery Laboratories, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26422	94-3171943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2600 Kelly Road, Suite 100
Warrington, Pennsylvania 18976
(Address of principal executive offices)

(215) 488-9300
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 10, 2014, Discovery Laboratories, Inc. (the “Company”), held its Annual Meeting of Stockholders (“Annual Meeting”).  As set forth in Item 5.07, the stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation Amendment”) to increase the number of authorized shares of common stock, par value $.001 per share (“Common Stock”), from 150 million shares to 250 million shares.  On June 10, 2014, the Company filed the Certificate of Incorporation Amendment, a copy of which is filed as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Securityholders.

The following matters were voted on by the stockholders of the Company at the Annual Meeting: (i) the election of five directors; (ii) ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; (iii) an amendment to the Discovery Laboratories, Inc. 2011 Long-Term Incentive Plan (the “2011 Plan Amendment”) to increase the number of shares of Common Stock available for issuance under the 2011 Plan by 5.0 million shares from 7.7 million shares to 12.7 million shares; (iv) an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 150 million shares to 250 million shares (the “Share Amendment”); and (v) the approval, on an advisory basis, of the compensation of the Company’s named executive officers, as described in the Company’s 2014 proxy statement.  The results of the stockholder votes are as follows:

(i)            Election of Directors: each of the nominees for director was elected by a plurality of the votes cast by stockholders as follows:

	For	Withheld	Broker Non-Votes
John R. Leone	43,261,534	1,137,886	26,678,235
John G. Cooper	42,457,771	1,941,649	26,678,235
Joseph M. Mahady	43,274,272	1,125,148	26,678,235
Bruce A. Peacock.	43,092,501	1,306,919	26,678,235
Marvin E. Rosenthale, Ph.D.	42,553,105	1,866,315	26,678,235

(ii)           Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm: this proposal was approved by a majority of shares present at the meeting and was, therefore, adopted.  The vote was as follows:

For	Against	Abstain
68,810,963	2,170,685	96,007

(iii)          The 2011 Plan Amendment was approved by the affirmative vote of a majority of the shares present at the meeting and was, therefore, adopted.  The vote was as follows:

For	Against	Abstain	Broker Non-Votes
35,409,194	8,876,919	113,307	26,678,235

(iv)          The Share Amendment was approved by a majority of the outstanding shares eligible to vote on the proposal and was, therefore, adopted. The vote was as follows:

For	Against	Abstain
56,123,289	14,716,742	237,624

(v)            The compensation of the Company’s named executive officers was approved, on an advisory basis, by a majority of the shares present at the meeting.  The vote was as follows:

For	Against	Abstain	Broker Non-Votes
35,852,830	8,463,635	82,955	26,678,235

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Discovery Laboratories, Inc. filed on June 10, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discovery Laboratories, Inc.

	By:	/s/John G. Cooper
Name: John G. Cooper
Title: President and Chief Executive Officer

Date: June 10, 2014